Note 7 - Income Taxes (Detail) - Schedule of Deferred Tax Assets (USD $)	Jul. 31, 2012	Jul. 31, 2011
Loss carryforwards	$ 914,260	$ 887,475
Less Valuation allowance	(914,260)	(887,475)
Total net deferred tax assets	$ 0	$ 0